                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____

                            ------------------------

                                 CITIBANK, N.A.
              (Exact name of trustee as specified in its charter)


399 Park Avenue, New York, New York                     13-5266470
(Address of principal executive office)     (I.R.S. employer identification no.)
                                                           10043
                                                         (Zip Code)

                            -----------------------

                           BAKER HUGHES INCORPORATED
              (Exact name of obligor as specified in its charter)

        Delaware                                        76-0207995
(State or other jurisdiction of             (I.R.S. employer identification no.)
incorporation or organization)

         3900 Essex Lane
          Houston, Texas                                 77027-5177
(Address of principal executive offices)                 (Zip Code)

                           -------------------------
                                Debt Securities
                      (Title of the indenture securities)

Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         Name                                         Address

         Comptroller of the Currency                  Washington, D.C.
         Federal Reserve Bank of New York             New York, N.Y.
         Federal Deposit Insurance Corporation        Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.  Affiliations with Obligor.

     If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983).

         Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

         Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519).

         Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988).

         Exhibit 5 - Not applicable.

         Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227).

         Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of December 31, 1998 - attached).

         Exhibit 8 - Not applicable.

         Exhibit 9 - Not applicable.

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 13th day of April, 1999.


                                              CITIBANK, N.A.


                                              By /s/ FLORENCE MILLS
                                                -------------------------
                                                     Florence Mills
                                                  Senior Trust Officer

                               Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
                              REPORT OF CONDITION
                                 CONSOLIDATING
                             DOMESTIC AND FOREIGN
                                SUBSIDIARIES OF

                                Citibank, N.A.

of New York in the State of New York, at the close of business on December 31, 1998, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

                                     ASSETS

                                                                    THOUSANDS
                                                                    OF DOLLARS
    Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin ..... $     8,052,000
        Interest-bearing balances ..............................      15,782,000
    Held-to-maturity securities ................................               0
    Available-for-sale securities ..............................      37,330,000
    Federal funds sold and securities purchased under
        agreements to resell ...................................       8,039,000
    Loans and lease financing receivables:
        Loans and Leases, net of unearned income ............... $   182,508,000
        LESS: Allowance for loan and lease losses ..............       4,709,000
                                                                 ---------------
    Loans and leases, net of unearned income, allowance,
        and reserve ............................................ $   177,799,000
    Trading assets .............................................      31,683,000
    Premises and fixed assets (including capitalized leases) ...       4,022,000
    Other real estate owned ....................................         458,000
    Investments in unconsolidated
        subsidiaries and associated companies ..................       1,154,000
    Customers' liability to this bank
        on acceptances outstanding .............................       1,281,000
    Intangible assets ..........................................       3,504,000
    Other assets ...............................................      11,791,000
                                                                 ---------------
    TOTAL ASSETS ............................................... $   300,895,000
                                                                 ===============

                                  LIABILITIES

    Deposits:
        In domestic offices .................................... $    39,355,000
        Noninterest-bearing .................................... $    13,199,000
        Interest-bearing .......................................      26,156,000
                                                                 ---------------
    In foreign offices, Edge and
        Agreement subsidiaries, and IBFs .......................     163,573,000
        Noninterest-bearing ....................................      10,803,000
        Interest-bearing .......................................     152,770,000
                                                                 ---------------
    Federal funds purchased and
        securities sold under agreements to repurchase .........       9,752,000
    Trading liabilities ........................................      30,753,000
        Other borrowed money (includes mortgage indebtedness
        and obligations under capitalized leases):
        With a remaining maturity of one year or less ..........      13,308,000
        With a remaining maturity of more than one year
        through three years ....................................       1,528,000
        With a remaining maturity of more than three years .....       2,110,000
    Bank's liability on acceptances executed and outstanding ...       1,382,000
    Subordinated notes and debentures ..........................       6,600,000
    Other liabilities ..........................................      12,802,000
                                                                 ---------------
    TOTAL LIABILITIES .......................................... $   281,163,000
                                                                 ===============

                                 EQUITY CAPITAL

    Perpetual preferred stock and related surplus ..............               0
    Common stock ............................................... $       751,000
    Surplus ....................................................       9,397,000
    Undivided profits and capital reserves .....................      10,356,000
    Net unrealized holding gains (losses)
        on available-for-sale securities .......................        (113,000)
    Cumulative foreign currency translation adjustments.........        (659,000)
                                                                  ---------------

    TOTAL EQUITY CAPITAL ....................................... $    19,732,000
                                                                 ---------------
    TOTAL LIABILITIES, LIMITED LIFE PREFERRED STOCK, AND
        EQUITY CAPITAL ......................................... $   300,895,000
                                                                 ===============

I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                ROGER W. TRUPIN
                                                                     CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                                                PAUL J. COLLINS
                                                                   JOHN S. REED
                                                              WILLIAM R. RHODES
                                                                      DIRECTORS